UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 2, 2007
BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356

(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (770) 953-7000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On October 2, 2007, at 12:00 p.m. EDT, the management of BlueLinx Holdings Inc. (the “Company”) is scheduled to present at the CIBC World Markets Second Annual Industrials Conference in New York City. The Company’s presentation materials for the conference are attached hereto as Exhibit 99.1 and are incorporated herein by reference. A live audio broadcast of the presentation, and the presentation materials, will be available on the investor relations page of the Company’s website at www.BlueLinxCo.com.
 Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description

99.1	BlueLinx Holdings Inc. presentation for the CIBC World Markets Second Annual Industrials Conference dated October 2, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.
By:	/s/ Barbara V. Tinsley
Barbara V. Tinsley
General Counsel & Secretary

Dated: October 2, 2007

EXHIBIT INDEX

Exhibit	Description

99.1	BlueLinx Holdings Inc. presentation for the CIBC World Markets Second Annual Industrials Conference dated October 2, 2007.